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     RECORDING REQUESTED BY                                       EXHIBIT 10.79

     UNIVERSAL TITLE COMPANY                       [RECORDER STAMP]

     AND WHEN RECORDED MAIL TO:

     CAPSTONE CAPITAL, LLC
     515 Madison Avenue, 21st Floor
     New York, NY  10022


     Order No.             Escrow No. 12243-MC

_____________________________________________________________________________
A.P.N. 0237-054-19-0-000        Space above the line is for recorder's use

               SHORT FORM DEED OF TRUST WITH ASSIGNMENT OF RENTS
      (THIS DEED OF TRUST CONTAINS AN IRREVOCABLE APPOINTMENT OF TRUSTEE)

BY THIS DEED OF TRUST, made this   22nd        day of      November, 1999,
between Llo Gas, Inc.

                                    , herein called TRUSTOR, whose address is
23805 Stuart Ranch Road    Malibu    CA
and SBS TRUST DEED NETWORK, a California corporation herein called TRUSTEE, and

CAPSTONE CAPITAL, LLC, A Delaware limited liability company

                                         , herein called BENEFICIARY,
trustor grants, transfers, and assigns to trustee in trust, with power of sale,
that property in City of Fontana        San Bernardino County, California,
described as:

SEE EXHIBIT "A" ATTACHED HERETO AND MADE A PART HEREOF FOR LEGAL DESCRIPTION



Together with the rents, issues and profits thereof, subject, however, to the right, power and authority hereinafter given to and countered upon Beneficiary to collect and apply such rents, issues and profits.

For the Purpose of Securing:
(1) Payment of the indebtedness evidenced by one promissory note in the principal sum of $200,000 with interest thereon according to the terms of a promissory note or notes of even date herewith made by Trustor, payable to order of Beneficiary, and extensions or renewals thereof, (2) the performance of each agreement of Trustor incorporated by reference or contained herein, (3) Payment of additional sums and interest thereon which may hereunder be loaned to Trustor, of his successors or assigns, when evidenced by a promissory note or notes reciting that they are secured by this Deed of Trust.

Form No. TD 301 (9/94)                    Initial:  /s/ JC
                                                    ------

                                  Page 1 of 1
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To protect the security of this Deed of Trust, and will respect to the property above, described, Trustor expressly makes each and all of the agreements, and adopts and agrees to perform and be bound by each and all of the terms and provisions set forth in subdivision A, and it is mutually agreed that each and all of the terms and provisions set forth in subdivision B of the fictitious deed of trust recorded in Official Records in the office of the county recorder of the county where said property is located, noted below opposite the name of such county, namely.

[ILLEGIBLE]

shall inure to and bind the parties hereto, with respect to the property above described. Said agreements, terms and provisions contained in said subdivision A and B, (identical in all counties and printed on the reverse side of page one hereof) are by within reference thereto, incorporated herein and made a part of this Deed of Trust for all purposes as fully as if set forth at length herein, and Beneficiary may charge for a statement regarding the obligation secured hereby, provided the charge therefore does not exceed the maximum allowed by law.

The undersigned Trustor requests that a copy of any notice of default and any notice of sale hereunder be mailed to him at the address hereinbefore set forth.

STATE OF CALIFORNIA
COUNTY OF       Orange    )SS   Llo-Gas, Inc., a Delaware Corporation
                ------          -------------------------------------

On   December 12, 1999    , before me,   /s/ John Castellucci
     -----------------                   ------------------------------------
                                         By:  John Castellucci, CEO/Chairman

     Mildred N. Cork,     a notary public ___________________________________
     ---------------

personally appeared   JOHN CASTELLUCCI
                      ----------------


personally known to me (or provided to me on the bases of
satisfactory evidence) to be the person(s) whose name(s)
is/are subscribed to the within instrument and acknowledged      [NOTARY STAMP]
to me that he/she/they executed the same in his/her/their authorized capacity(ies) and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument

WITNESS my hand and official seal

Signature:  /s/  Mildred N. Cork        (This area for official notary seal)
            --------------------

________________________________________________________________________________
APN 0237-054-19-0-000   ORDER NO.        ESCROW NO. 12243-MG



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PARCEL 1:

That portion of the Northwest Quarter of the Northeast Quarter of Section 21, Township 9 South, Range 3 West, San Bernardino Maridian, in the County of San Diego, State of California, according to Official Plat thereof, described as follows:

Commencing at the Southwest corner of said Northwest Quarter of the Northeast Quarter, thence along the Southerly line of said Northwest Quarter of the Northeast Quarter, North 68 (Degrees) 21'30" East, 143.56 feet; thence North 55 (Degrees) 52' 30" East, 272.51 feet; thence North 68 (Degrees) 17'00" East,
203.85 feet to the most Southerly corner of land described in deed to HENRY MORRISSETT, at [illegible] , recorded October 18, 1988 as File No. 192464, thence along the Northwesterly line of said land North 60 (Degrees) 17'00" East
262.37 feet to the Southeasterly corner of land described in deed to [illegible], at [illegible], recorded April 30, 1972 as File No. 87708, being a point herein designated as Point "A" and being also the TRUE POINT OF BEGINNING; thence along the boundary of said Brahm's Land as follows; North 29 (Degrees) 43'00" West, 57.22 feet; North 58 (Degrees) 51'00" West, 47.60 feet to the beginning of a tangent 30.00 foot radius curve concave Southerly; Westerly along the arc of said curve through a central angel of 64 (Degrees) 00'00" a distance of 33.51 feet; tangent to said curve south 57 (Degrees) 09'00" West, 48.77 feet to the beginning of a tangent 20.00 foot radius curve, concave Northeasterly; Westerly and Northwesterly along the arc of said curve through a central angle of 101 (Degrees) 30'00" a distance of 35.43 feet; tangent to said curve North 21 (Degrees) 21'00" West, 104.02 feet; continuing North 21 (Degrees) 21'00" West,
104.02 feet; continuing North 21 (Degrees) 21'00" West, 39.35 feet to the beginning of a tangent 30.00 foot radius curve, concave Southwesterly along the arc of said curve through a central angle of 78 (Degrees) 30'00" a distance of
41.10 feet; thence South 21 (Degrees) 21'00" East, 15.34 feet; thence North 57 (Degrees) 09'00" East, 181.57 feet to an intersection with the Easterly line of said Morrissett's Land; thence along the boundary of said Morrissett's land as follows: South 04 (Degrees) 51'00" East, 329.75 feet to the Southeasterly corner therein; and South 60 (Degrees) 17'00" West, 20.00 feet to the TRUE POINT OF BEGINNING.

PARCEL 2:

An easement and right of way for road and utility purposes and appurtenance therein, to be used in common with others, over, under, along and across those portion of the Northwest Quarter of the Northeast Quarter of Section 21, Township 9 South, Range 3 West, San Bernardino Meridian, in the County of San Diego, State of California, according to Official Plat thereof, being note particularly described as Easement Parcels "A" and "B" as follows: